UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):           June 9, 2010 (June 8, 2010)

Syms Corp

__________________________________________

(Exact name of registrant as specified in its charter)

New Jersey	001-8546	22-2465228
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Syms Way, Secaucus, New Jersey		07094
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(201) 902-9600

     Not Applicable

______________________________________________

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 8, 2010, Syms Corp appointed Seth Udasin as Senior Vice President, Chief Financial and Administrative Officer.

Mr. Udasin has held a number of executive financial and accounting positions over a career spanning more than 30 years. Mr. Udasin was formerly Vice President and Chief Financial Officer (1996-2005) of The Children’s Place and, more recently, has been an independent consultant. Mr. Udasin has an MBA from the Wharton School, a B.S. in Accounting from Lehigh University and is a Certified Public Accountant.

Mr. Udasin succeeds Philip A. Piscopo, who resigned as Chief Financial Officer on February 19, 2010.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1 Press Release Announcing the Appointment of Seth Udasin as Chief Financial and Administrative Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SYMS CORP

By:	/s/ Marcy Syms _________
Name: Marcy Syms
Title: President and
Chief Executive Officer

Dated: June 9, 2010